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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934



Date of Report (Date of earliest event reported)      December 31, 1997
                                                   ----------------------
                        Tetra Tech, Inc.
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     (Exact name of registrant as specified in its charter)



    Delaware               0-19655               95-4148514
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  (State or other         (Commission         (I.R.S. Employer
    jurisdiction          File Number)      Identification No.)
 of incorporation)



        670 N. Rosemead Boulevard, Pasadena, California    91107-2190
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         (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code      (626) 351-4664
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                                Not applicable
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    (Former name or former address, if changed since last report.)

                                       1.

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) On December 31, 1997, the Registrant's wholly-owned subsidiary, Tetra Tech NUS, Inc., a Delaware Corp ("TTNUS"), completed the acquisition of the assets (the "Assets") owned by Halliburton NUS Corporation, a Delaware corporation ("HNUS"), and Brown & Root, Inc., a Delaware corporation ("B&R"), which were used by HNUS and B&R in connection with their business of providing consulting, engineering and design services with respect to the contamination of air, water and soil and environmental remediation services (the "Business"). The Assets were acquired pursuant to the terms of a Purchase and Sale Agreement dated as of October 18, 1997 (the "Agreement") among the Registrant, TTNUS, HNUS and B&R.

          In connection with the acquisition of the Assets, the Registrant paid HNUS and B&R cash in the aggregate amount of $31,700,000, subject to adjustment as set forth in Section 3.03 of the Agreement.

          In determining the consideration to be paid for the Assets, the Registrant investigated the Business and determined an approximate aggregate value of the Business to the Registrant based on investment factors including the book value of the Assets, an appropriate multiple of the Business' current and future earnings, the Business' backlog and current contracts, the Business' revenues, the reputation of HNUS and B&R in the fields in which the Business operated, and the compatibility of the Business' geographic scope and technical capabilities with those of the Registrant. A final determination of such value was arrived at by means of arm's length bargaining among the parties to the Agreement.

          There was no material relationship between either HNUS or B&R (including their respective officers, directors and stockholders) and Registrant or any of its affiliates, or any director or officer of the Registrant, or any associate of any such officer or director.

          In order to fund the purchase price for the Assets, the Registrant drew on its line of credit with Bank of America Illinois (the "Lender") pursuant to the terms of the Credit Agreement dated as of September 15, 1995, as amended, between the Registrant and the Lender.

          (b) At the time of the closing under the Agreement, the Assets were being used by HNUS and B&R exclusively in connection with the Business of providing consulting, engineering and design services with respect to the contamination of air, water and soil and environmental remediation services. The Registrant intends to have TTNUS continue to engage in the Business.

                                       2.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          As of the date hereof, it is impractical for the Registrant to provide the required audited financial statements for the acquired business. The Registrant will file the required audited financial statements for the acquired business under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date this initial report is required to be filed.

          (b)  PRO FORMA FINANCIAL INFORMATION.

          As of the date hereof, it is impractical for the Registrant to provide the required pro forma financial information. Registrant will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date this initial report is required to be filed.

          (c)  EXHIBITS.

          2.1* Purchase and Sale Agreement dated as of October 18, 1997 by and among Tetra Tech, Inc., Tetra Tech NUS, Inc. (formerly known as NUS Acquisition Corp.), Brown & Root, Inc. and Halliburton NUS Corporation.

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*   The Schedules to Exhibit 2.1 have not been filed with the Commission because the Registrant believes that such Schedules do not contain information which is material to an investment decision. The Registrant hereby agrees to furnish supplementally a copy of the omitted Schedules to the Commission upon request.

                                       3.

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  January 15, 1998


                              TETRA TECH, INC.


                              By:  /s/ James M. Jaska
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                                   James M. Jaska
                                   Vice President and Chief Financial Officer

                                     4.